Exhibit 99.1

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

DELAYS START-UP OF CANTON, ILLINOIS ETHANOL FACILITY

DALLAS,TX — September 12, 2011 — Aventine Renewable Energy Holdings, Inc. (OTCBB:AVRW), announced it is delaying the start-up of its ethanol plant located in Canton, Illinois until early next year.

The Company noted the delay is due to uncertainty surrounding its ability to secure critical third-party technical and engineering support in the time frame needed to re-commission the plant as well as its ability to fully complete the remaining scheduled work prior to the arrival of winter weather.  The Company previously anticipated starting up the facility mid-October this year.

“This plant relies on an integrated boiler system and co-gen unit to supply the necessary energy for the plant.  To ensure a higher degree of success in the start-up of this facility the Company needs the support of the third party who designed this system.  Their support will not be available in the time frame needed to get the plant going prior to the potential for winter weather to set in.  Given these uncertainties, we believe this is the most prudent course of action,” said John Castle, Interim Chief Executive Officer. “We have taken steps to secure critical third party support for the new schedule and fully anticipate starting up this plant early next year after the winter subsides.”

About Aventine Renewable Energy

Aventine is a leading producer of ethanol. Through our production facilities, we market and distribute ethanol to many of the leading energy companies in the U.S. In addition to producing ethanol, our facilities also produce several by-products, such as distillers grain, corn gluten meal and feed, corn germ and grain distillers dried yeast, which generate revenue and allow us to help offset a significant portion of our corn costs.

Forward Looking Statements

Certain information included in this press release may be deemed to be “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” and the negatives of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, include the anticipated start-up date of our Canton facility and may include projections of our future financial performance based on our growth strategies and anticipated trends in our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

Some of the factors that may cause Aventine’s actual results, developments and business decisions to differ materially from those contemplated by such forward looking statements include our ability to obtain and maintain normal terms with vendors and service providers, our estimates of allowed general unsecured claims, unliquidated and contingent claims and estimations of future distributions of securities and allocations of securities among various categories of claim holders, our ability to maintain contracts that are critical to our operations, our ability to attract and retain customers, our ability to fund and execute our business plan and any ethanol plant expansion or completion projects, our ability to receive or renew permits to construct or commence operations of our proposed capacity additions in a timely manner, or at all, laws, tariffs, trade or other controls or enforcement practices applicable to our operations, changes in weather and general economic conditions, overcapacity within the ethanol, biodiesel and petroleum refining industries, availability and costs of products and raw materials, particularly corn, coal and natural gas and the subsequent impact on margins, our ability to raise additional capital and secure additional financing, our ability to service our debt or comply with our debt covenants, our ability to attract, motivate and retain key employees, liability resulting from actual or potential future litigation or the outcome of any litigation with respect to our auction rate securities or otherwise, and plant shutdowns or disruptions. We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward looking statements contained in this release or to reflect any change in our expectations after the date of this release or any change in events, conditions or circumstances on which any statement is based except as required by law.

Contact:

Aventine Renewable Energy Holdings, Inc.
Calvin Stewart

Interim Chief Financial Officer

Ph:   214-451-6766

Fax: 214-451-6799